UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 3, 2013

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2013, Dominion Resources, Inc. (the “Company”) made available to investors a prospectus supplement, dated June 3, 2013, and a prospectus, dated January 27, 2012, with respect to the issuance by the Company of 10,000,000 equity units in the form of corporate units (“2013 Series A Corporate Units”). The 2013 Series A Corporate Units were offered and sold pursuant to an underwriting agreement dated June 3, 2013 (the “2013 Series A Underwriting Agreement”) among the Company and the underwriters named therein (the “2013 Series A Underwriters”). The 2013 Series A Underwriters have an option to purchase within a 13-day period beginning on, and including, the first date of original issuance for the 2013 Series A Corporate Units up to an additional 1,000,000 2013 Series A Corporate Units, solely to cover over-allotments, if any.

Each 2013 Series A Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract which will obligate the holder to purchase from the Company, no later than April 1, 2016, a certain number of shares of the Company’s common stock, without par value, for $50 in cash; and (ii) a 1/20 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2013 Series A 1.07% Remarketable Subordinated Notes due 2021 (the “2013 Series A RSNs”). Holders of the 2013 Series A Corporate Units will be entitled to receive quarterly contract adjustment payments on a rate of 5.055% per year of the stated amount of $50 per unit.

Also on June 3, 2013, the Company made available to investors a prospectus supplement, dated June 3, 2013, and a prospectus, dated January 27, 2012, with respect to the issuance by the Company of 10,000,000 equity units in the form of corporate units (“2013 Series B Corporate Units”). The 2013 Series B Corporate Units were offered and sold pursuant to an underwriting agreement dated June 3, 2013 (the “2013 Series B Underwriting Agreement”) among the Company and the underwriters named therein (the “2013 Series B Underwriters”). The 2013 Series B Underwriters have an option to purchase within a 13-day period beginning on, and including, the first date of original issuance for the 2013 Series B Corporate Units up to an additional 1,000,000 Series B Corporate Units, solely to cover over-allotments, if any.

Each 2013 Series B Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract which will obligate the holder to purchase from the Company, no later than July 1, 2016, a certain number of shares of the Company’s common stock, without par value, for $50 in cash; and (ii) a 1/20 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2013 Series B 1.18% Remarketable Subordinated Notes due 2019 (the “2013 Series B RSNs,” and together with the 2013 Series A RSNs, the “RSNs”). Holders of the 2013 Series B Corporate Units will be entitled to receive quarterly contract adjustment payments on a rate of 4.82% per year of the stated amount of $50 per unit.

The RSNs are being issued pursuant to the Junior Subordinated Indenture II, dated June 1, 2006 (the “2006 Indenture”), between the Company and The Bank of New York Mellon (successor to JP Morgan Chase Bank, N.A.) (the “Original Trustee”), as supplemented and amended by the Third Supplemental and Amending Indenture dated as of June 1, 2009 (as so amended, the “Base Indenture”), by and among the Company, the Original Trustee, and Deutsche Bank Trust Company Americas (the “Series Trustee”), as heretofore supplemented and as further supplemented by a Fourth Supplemental Indenture dated as of June 1, 2013 (the “Fourth Supplemental Indenture”) and a Fifth Supplemental Indenture dated as of June 1, 2013 (the “Fifth Supplemental Indenture”) each by and between the Company and the Series Trustee. The Company filed the 2006 Indenture on August 3, 2006 with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006. The Company filed the form of the Third Supplemental and Amending Indenture on June 15, 2009 with the Commission as Exhibit 4.2 to the Company’s Form 8-K.

The purchase contracts for the 2013 Series A Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement dated as of June 7, 2013 (the “2013 Series A Purchase Contract and Pledge Agreement”), between the Company and Deutsche Bank Trust Company Americas, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary. The purchase contracts for the 2013 Series B Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement dated as of June 7, 2013 (the “2013 Series B Purchase Contract and Pledge Agreement”), between the Company and Deutsche Bank Trust Company Americas, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the 2013 Series A Purchase Contract and Pledge Agreement, the 2013 Series A RSNs are being pledged as collateral to secure the holders’ obligation to purchase the shares of common stock under the purchase contracts that form a part of the 2013 Series A Corporate Units. Under the terms of the 2013 Series B Purchase Contract and Pledge Agreement, the 2013 Series B RSNs are being pledged as collateral to secure the holders’ obligation to purchase the shares of common stock under the purchase contracts that form a part of the 2013 Series B Corporate Units. The 2013 Series A RSNs will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the 2013 Series A Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, Deutsche Bank Trust Company Americas, as purchase contract agent, and a remarketing agent or agents to be designated by the Company (the “2013 Series A Remarketing Agreement”). The 2013 Series B RSNs will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the 2013 Series B Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, Deutsche Bank Trust Company Americas, as purchase contract agent, and a remarketing agent or agents to be designated by the Company (the “2013 Series B Remarketing Agreement”).

The foregoing disclosure is qualified in its entirety by reference to the 2013 Series A Underwriting Agreement which is attached hereto as Exhibit 1.1, the 2013 Series B Underwriting Agreement which is attached hereto as Exhibit 1.2, the 2006 Indenture and the form of the Third Supplemental and Amending Indenture, each of which were previously filed with the Commission as described above, the Fourth Supplemental Indenture, which is attached hereto as Exhibit 4.3, the Fifth Supplemental Indenture, which is attached hereto as Exhibit 4.4, the form of 2013 Series A RSN which is attached hereto as Exhibit 4.5, the form of 2013 Series B RSN which is attached hereto as Exhibit 4.6, the 2013 Series A Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.7, the 2013 Series B Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.8, the form of the 2013 Series A Remarketing Agreement which is attached hereto as Exhibit 4.9, the form of the 2013 Series B Remarketing Agreement which is attached hereto as Exhibit 4.10, the form of the 2013 Series A Corporate Units which is attached hereto as Exhibit 4.11, the form of the 2013 Series B Corporate Units which is attached hereto as Exhibit 4.12, the form of the 2013 Series A Treasury Units which is attached hereto as Exhibit 4.13, the form of the 2013 Series B Treasury Units which is attached hereto as Exhibit 4.14, and the form of Common Stock Certificate which is attached hereto as Exhibit 4.15.

Item 9.01 Financial Statements and Exhibits.

Exhibits

1.1	2013 Series A Underwriting Agreement, dated June 3, 2013, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives for the underwriters named in the Underwriting Agreement relating to the 2013 Series A Corporate Units.*

1.2	2013 Series B Underwriting Agreement, dated June 3, 2013, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives for the underwriters named in the Underwriting Agreement relating to the 2013 Series B Corporate Units.*

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between Dominion Resources, Inc. and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to Dominion Resources, Inc.’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 1-8489).

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among Dominion Resources, Inc., The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.) as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee, incorporated by reference to Exhibit 4.2 to Dominion Resources, Inc.’s Form 8-K filed June 15, 2009, File No. 1-8489).

4.3	Fourth Supplemental Indenture, dated June 1, 2013, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee with respect to the 2013 Series A 1.07% Remarketable Subordinated Notes due 2021.*

4.4	Fifth Supplemental Indenture, dated June 1, 2013, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee with respect to the 2013 Series B 1.18% Remarketable Subordinated Notes due 2019.*

4.5	Form of 2013 Series A 1.07% Remarketable Subordinated Notes due 2021 (included in Exhibit 4.3).*

4.6	Form of 2013 Series B 1.18% Remarketable Subordinated Notes due 2019 (included in Exhibit 4.4).*

4.7	2013 Series A Purchase Contract and Pledge Agreement, between the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.*

4.8	2013 Series B Purchase Contract and Pledge Agreement, between the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.*

4.9	Form of 2013 Series A Remarketing Agreement (included in Exhibit 4.7).*

4.10	Form of 2013 Series B Remarketing Agreement (included in Exhibit 4.8).*

4.11	Form of 2013 Series A Corporate Units (included in Exhibit 4.7).*

4.12	Form of 2013 Series B Corporate Units (included in Exhibit 4.8).*

4.13	Form of 2013 Series A Treasury Units (included in Exhibit 4.7).*

4.14	Form of 2013 Series B Treasury Units (included in Exhibit 4.8).*

4.15	Form of Common Stock Certificate.*

5.1	Opinion of McGuireWoods LLP with respect to the 2013 Series A Equity Units.*

5.2	Opinion of McGuireWoods LLP with respect to the 2013 Series B Equity Units.*

8	Tax Opinion of McGuireWoods LLP with respect to the 2013 Series A Equity Units and the 2013 Series B Equity Units.*

12.1	Computation of Ratio of Earnings to Fixed Charges.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC.
Registrant

/s/ James P. Carney
Name:	James P. Carney
Title:	Vice President and Assistant Treasurer

Date: June 7, 2013